UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
ALEXZA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box)
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2010 ALEXZA PHARMACEUTICALS, INC. ALEXA PHARMACEUTICALS, INC. 2091 STIERLIN COURT MOUNTAIN VIEW, CA 94043 M22232- P91282 Meeting Information Meeting Type: Annual Meeting For holders as of: March 22, 2010 Date: May 18, 2010 Time: 2:30 p.m., PDT Location: Company Offices 2091 Stierlin Court Mountain View, California 94043 Meeting Directions: For directions to the meeting, please go to www.alexza.com You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM 10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2010 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M22233- P91282

Voting Items The Board of Directors recommends that you vote FOR the following: 1. To elect the nine nominees for director named below, each to serve until the 2011 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Nominees: 01) Thomas B. King 06) Deepika R. Pakianathan, Ph.D. 02) Hal V. Barron, M.D. FACC 07) J. Leighton Read, M.D. 03) Andrew L. Busser 08) Gordon Ringhold, Ph.D. 04) Samuel D. Colella 09) Isaac Stein 05) Alan D. Frazier The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the selection by the Audit and Ethics Committee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2010. And to conduct any other business properly brought before the meeting or any adjournment(s) thereof. M22234- P91282

M22235- P91282